Exhibit 99.3

November 2, 2015

Safe Harbor Statement T his presentation contains what the Company believes are forward - looking statements related to future financial results and business operations for Cooper Tire & Rubber Company. Actual results may differ materially from current management forecasts and projections as a result of factors over which the Company may have limited or no control. Information on certain of these risk factors and additional information on forward - looking statements are included in the Company’s reports on file with the Securities and Exchange Commission and set forth at the end of this presentation. 2

Available Information You can find Cooper Tire on the web at coopertire.com. Our company webcasts earnings calls and presentations from certain events that we participate in or host on the investor relations portion of our website (http://coopertire.com/investors.aspx). In addition, we also make available a variety of other information for investors on the site. Our goal is to maintain the investor relations portion of the website as a portal through which investors can easily find or navigate to pertinent information about Cooper Tire, including: • our annual report on Form 10 - K, quarterly reports on Form 10 - Q, current reports on Form 8 - K, and any amendments to those reports, as soon as reasonably practicable after we electronically file that material or furnish it to the Securities and Exchange Commission (“SEC”); • information on our business strategies, financial results and selected key performance indicators; • announcements of our participation at investor conferences and other events; • press releases on quarterly earnings, product and service announcements and legal developments; • corporate governance information; and • other news and announcements that we may post from time to time that investors may find relevant. The content of our website is not intended to be incorporated by reference into this presentation or in any report or document we file with or furnish to the SEC, and any references to our website are intended to be inactive textual references only. 3

Three Months Ended September 30, 2015 Financial Performance Highlights 4 Amounts are unaudited and may not add due to rounding. (millions USD, except EPS) Net Sales by Segment Q3 2015 Q3 2014 Change from Prior Year Americas Tire $ 702 $ 694 1.2% International Tire 119 313 - 62.1% Eliminations (39) (87) - 55.3% Total Company $ 782 $ 920 - 15.0% Operating Profit by Segment OP % OP % Americas Tire $ 102 14.6 $ 76 10.9 $ 27 International Tire (5) (4.5) 23 7.3 (28) Eliminations - (1) 2 Corporate (15) (8) (8) Total Company $ 82 10.5 $ 89 9.7 $ (7) Earnings Per Share (diluted) from continuing operations attributable to common stockholders $ 0.93 $ 0.77 $ 0.16 Cash and Cash Equivalents $ 424 $ 336 $ 88

Nine Months Ended September 30, 2015 Financial Performance Highlights 5 Amounts are unaudited and may not add due to rounding. (millions USD, except EPS) Net Sales by Segment 9 Months Ended September 30, 2015 9 Months Ended September 30, 2014 Change from Prior Year Americas Tire $ 1,974 $ 1,897 4.1% International Tire 351 950 - 63.1% Eliminations (127) (242) - 47.2% Total Company $ 2,197 $ 2,605 - 15.7% Operating Profit by Segment OP % OP % Americas Tire $ 301 15.3 $ 209 11.0 $ 92 International Tire (12) (3.4) 72 7.6 (84) Eliminations 3 (2) 5 Corporate (40) (32) (8) Total Company $ 252 11.5 $ 247 9.5 $ 5 Earnings Per Share (diluted) from continuing operations attributable to common stockholders $ 2.65 $ 2.07 $ 0.58 Cash and Cash Equivalents $ 424 $ 336 $ 88

U.S. Shipment Comparison 6 Data source: The Rubber Manufacturers Association and Cooper Tire. Percentage Change in United States Shipments Q3 2015 vs. Q3 2014 Q3 YTD 2015 vs. Q3 YTD 2014 Total Industry RMA Members Cooper Total Industry RMA Members Cooper Passenger 0.8% 6.2% - 1.0% - 0.5% 4.5% 2.1% Light Truck 9.0% 9.8% 10.4% 3.0% 7.6% 11.0% Total Light Vehicle 1.7% 6.6% 1.5% - 0.1% 4.9% 4.0% Medium Truck 1.4% - 3.3% 11.1% 3.6% 0.9% 17.0%* * U.S. experienced medium truck tire supply issues in Q1 2014 and resumed normal shipments of the product in Q2 2014.

7 CTB Raw Material Price Index North America 0 50 100 150 200 250 300 Q3 2015 Average = 156.7 Q4 2015 is an estimate

Operating Profit Walk Total Company Q3 2014 to Q3 2015 Amounts may not add due to rounding . 8 55 6 1 89 82 23 18 13 10 5 - 100 200 ($millions) ($millions)

Operating Profit Walk Americas Tire Operations Q3 2014 to Q3 2015 Amounts may not add due to rounding . 9 49 3 1 76 102 9 8 6 4 - 100 200 ($millions) ($millions)

Operating Profit Walk International Tire Operations Q3 2014 to Q3 2015 Amounts may not add due to rounding. 10 8 3 23 (5) 1 2 23 13 (50) - 50 ($millions)

2014 CCT Operating Results 11 (millions USD ) Q1 2014 Q2 2014 Q3 2014 Q4 2014* Total 2014* Net Sales: External Customers $ 157.2 $ 171.6 $ 150.4 $ 66.6 $ 545.8 Intercompany 27.3 33.8 38.0 22.1 121.2 $ 184.5 $ 205.4 $ 188.4 $ 88.7 $ 667.0 21.0 25.2 23.5 7.7 77.4 Operating Profit $ $ $ $ $ Net income attributable to Cooper Tire & Rubber Company $ 10.5 12.0 11.2 4.9 38.6 $ $ $ $ Amounts are unaudited. * Q4 2014 and Total 2014 CCT operating results are through November 26, 2014, the date of the Company’s divestiture of CCT.

Risks It is possible that actual results may differ materially from projections or expectations due to a variety of factors, includ ing but not limited to: • volatility in raw material and energy prices, including those of rubber, steel, petroleum based products and natural gas or t he unavailability of such raw materials or energy sources; • the failure of the Company’s suppliers to timely deliver products in accordance with contract specifications; • changes in economic and business conditions in the world; • failure to implement information technologies or related systems, including failure by the Company to successfully implement an ERP system; • increased competitive activity including actions by larger competitors or lower - cost producers; • the failure to achieve expected sales levels; • changes in the Company’s customer relationships, including loss of particular business for competitive or other reasons; • the ultimate outcome of litigation brought against the Company, including stockholders lawsuits relating to the terminated Ap oll o merger as well as product liability claims, in each case which could result in commitment of significant resources and time to defend and possible material damag es against the Company or other unfavorable outcomes; • changes to tariffs or the imposition of new tariffs or trade restrictions, including changes related to the anti - dumping and countervailing duties for passenger car and light truck tires imported into the United States from China; • changes in pension expense and/or funding resulting from investment performance of the Company’s pension plan assets and chan ges in discount rate, salary increase rate, and expected return on plan assets assumptions, or changes to related accounting regulations; • government regulatory and legislative initiatives including environmental and healthcare matters; • volatility in the capital and financial markets or changes to the credit markets and/or access to those markets; • changes in interest or foreign exchange rates; • an adverse change in the Company’s credit ratings, which could increase borrowing costs and/or hamper access to the credit ma rke ts; • the risks associated with doing business outside of the United States; • the failure to develop technologies, processes or products needed to support consumer demand; • technology advancements; • the inability to recover the costs to develop and test new products or processes; • a disruption in, or failure of, the Company’s information technology systems, including those related to cyber security, coul d a dversely affect the Company’s business operations and financial performance; • the impact of labor problems, including labor disruptions at the Company, its joint venture, or at one or more of its large c ust omers or suppliers; • failure to attract or retain key personnel; • consolidation among the Company’s competitors or customers; • inaccurate assumptions used in developing the Company’s strategic plan or operating plans or the inability or failure to succ ess fully implement such plans; • risks relating to acquisitions, including the failure to successfully complete acquisitions or integrate them into operations or th eir related financings may impact liquidity and capital resources ; • changes in the Company’s relationship with its joint - venture partner or suppliers, including any changes with respect to CCT’s p roduction of Cooper - branded products; • the ability to find alternative sources for products supplied by CCT; • the inability to obtain and maintain price increases to offset higher production or material costs; • inability to adequately protect the Company’s intellectual property rights; and • inability to use deferred tax assets. 12